DELAWARE GROUP® CASH RESERVE

Delaware Investments Ultrashort Fund (formerly, Delaware Cash Reserve® Fund) (the "Fund")

Supplement to the Fund's Statutory Prospectus dated July 29, 2016

Effective as of the date of this supplement, the following replaces the information for "Interest rate risk" in the section entitled "How we manage the Fund — The risks of investing in the Fund":

Interest rate risk

Interest rate risk is the risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise.  Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes.  A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

How the Fund strives to manage it: The Fund invests exclusively in short-term securities, which generally are subject to less interest rate risk than longer-term securities. However, a decline in interest rates would reduce the level of income provided by the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 13, 2016.